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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                          SUPPLEMENT DATED MAY 1, 2007
                                       TO
                         PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement prospectuses dated May 1, 2007 for certain variable annuity contracts entitled "VENTURE VARIABLE ANNUITY," "VENTURE VANTAGE VARIABLE ANNUITY," "VENTURE III VARIABLE ANNUITY" or "VENTURE VISION VARIABLE ANNUITY" issued on and after May 1, 2007 by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) or JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("we," "us," "our") and distributed through an authorized representative of the selling firm that offers the Contracts to you. This Supplement revises information contained in the prospectuses about the Maturity Date provision in the Contracts.

You should read this Supplement together with the Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York state, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

MATURITY DATE

We replace the first and second paragraphs in the "Pay-out Period Provisions - - General" section of the Prospectus for the Contract you purchase with the following:

General

You have a choice of several different ways of receiving annuity benefit payments from us.

Generally, we will begin paying annuity benefits to the Annuitant under the Contract on the Contract's Maturity Date (the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent.

You cannot change the Maturity Date to a date beyond the 95th birthday of the oldest Annuitant if you bought your Contract through an authorized representative of the selling firm that offers the Contracts to you. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

Once we begin paying annuity benefits, certain other benefits under the Contracts cease. For example, the death benefit under your Contract, if any, will not be the same as the death benefit in effect before the Maturity Date. (See "Death Benefit during Pay-out Period.") If you have selected a living benefit Rider such as the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider, the commencement of annuity payout benefits terminates the Rider, including any Bonuses or Step-ups provided by the Rider. You may, however, select an annuity option that will be based on certain guaranteed amounts under these Riders on the Maturity Date, as described in the Annuity Options section.

                          SUPPLEMENT DATED MAY 1, 2007